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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 3, 2002

SMALL TOWN RADIO, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation or Organization)	000-30805 (Commission File Number)	84-1125214 (I.R.S. Employer Identification Number)
12600 Deerfield Parkway, Suite 100, Alpharetta, Georgia (Address of Principal Executive Offices)		30004 (Zip Code)

Registrant's telephone number, including area code: 678/762-3295

(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountant.

        On September 3, 2002, the Board of Directors of Small Town Radio, Inc., a Nevada corporation (the "Company"), dismissed BKD, LLP as its independent accountants and engaged the firm of Bridges & Dunn-Rankin, LLP to audit the books and records of the Company for 2002. BKD, LLP was notified of this change and Bridges & Dunn-Rankin, LLP of its engagement on September 3, 2002.

        The Company engaged BKD, LLP as its independent accountant on July 9, 2001. From July 9, 2001 through June 30, 2002 and from July 1, 2002 through September 3, 2002, there were no disagreements with BKD, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its reports. No report of BKD, LLP on the Company's financial statements has contained an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

        The Company has provided BKD, LLP with a copy of the disclosures contained herein and has requested that BKD, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Companies herein and, if not, stating the respects in which it does not agree. A copy of BKD, LLP's letter to the SEC is attached to this Current Report on Form 8-K/A as Exhibit 16.1. In its letter, BKD, LLP states that it resigned as the Company's independent accountant effective August 19, 2002. While BKD, LLP has advised the Company that it provided written notice of such resignation to the Company on that date, the Company did not receive any such notification. Accordingly, the Company can take no position as to the assertion by BKD, LLP; and therefore the Company regards its termination of BKD, LLP as taking effect on September 3, 2002.

        During the Company's two most recent fiscal years ended June 30, 2001 and 2002, and during the period from July 1, 2002 to the Company's engagement of Bridges & Dunn-Rankin, LLP, neither the Company nor anyone acting on behalf of any of the Company consulted with Bridges & Dunn-Rankin, LLP regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was the subject of a disagreement with BKD, LLP.

(c)
Exhibits.

        Exhibits required by Item 601 of Regulation S-B are incorporated herein by reference and are listed on the attached Exhibit Index, which begins on page X-1 of this Current Report on Form 8-K.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMALL TOWN RADIO, INC.
Dated: September 11, 2002	By:	/s/ DR. MICHAEL G. COBB Dr. Michael G. Cobb Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter of BKD, LLP, pursuant to Item 304(a)(3) of Regulation S-B, regarding change of certifying accountant.

X-1

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  Item 4. Changes in Registrant's Certifying Accountant.
SIGNATURES
EXHIBIT INDEX